COLUMBIA FUNDS SERIES TRUST

COLUMBIA FUNDS SERIES TRUST I

Supplement dated April 1, 2011 to the Prospectuses listed below, each as supplemented

Columbia Asset Allocation Fund II

Supplement to the Fund’s Prospectuses

dated August 1, 2010, as supplemented

Columbia Asset Allocation Fund

Columbia Liberty Fund

Supplement to the Funds’ Prospectuses

dated February 1, 2011, as supplemented

(each a “Fund” and together, the “Funds”)

Effective on April 4, 2011, the Prospectuses for the Funds are revised and supplemented as follows:

1.	Underlying Funds. The Underlying Fund listed below is added to the table in the section of each Fund’s Prospectuses entitled “Underlying Funds Summary”:

The Underlying Funds
	Investment Objectives	Principal Investment Strategies
International/Global Equity
Columbia Overseas Value Fund	The Fund seeks long-term capital appreciation.	Under normal circumstances, the Fund invests at least 80% of total assets in equity securities of foreign companies that have market capitalizations of more than $1 billion at the time of purchase. The Fund typically invests in foreign companies in at least three countries, other than the United States, at any one time and may invest in emerging market countries. The Fund may invest directly in foreign securities or indirectly through closed-end investment companies and depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

Shareholders should retain this Supplement for future reference.

C-1111-4 A (4/11)

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